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                    PUTNAM CAPITAL MANAGER VARIABLE ANNUITY
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

SUPPLEMENT DATED SEPTEMBER 26, 1997 TO THE VARIABLE ANNUITY WITH RESPECT TO THE
      PUTNAM CAPITAL MANAGER VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 1997

The following section should be added after the section titled "Charges Under the Contracts":

                             WAIVER OF SALES CHARGE

Hartford will waive any contingent deferred sales charges applicable to a partial or full surrender of the Contract Value if the Annuitant is confined, at the recommendation of a physician, for medically necessary reasons, for at least 180 calendar days to: a hospital recognized as a general hospital by the proper authority of the state in which it is located; or a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or a facility certified as a hospital or long-term care facility; or a nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

The Annuitant can not be confined at the time the Contract was purchased in order to receive the waiver and the Contract Owner(s) must have been the Contract Owner(s) continuously since the Contract issue date; must provide written proof of confinement satisfactory to Hartford; and must requests the partial or full surrender of the Contract Value within 91 calendar days of the last day of confinement.

This contingent deferred charge waiver may not be available in all states. Please contact your registered representative or Hartford to determine state availability.

HV-2190-0
33-73572